UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2021
DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-25464	26-2018846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Volvo Parkway
Chesapeake,	Virginia	23320
(Address of principal executive offices)		(Zip Code)

(757) 321-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DLTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 10, 2021, Michael Witynski, President and Chief Executive Officer, and Kevin Wampler, Chief Financial Officer, participated in a fireside chat in connection with the Goldman Sachs 28th Annual Global Retailing Conference. A copy of the transcript of the fireside chat is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

A WARNING ABOUT FORWARD-LOOKING STATEMENTS: The transcript being furnished as Exhibit 99.1 contains "forward-looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they address future events, developments or results and do not relate strictly to historical facts. Any statements contained in the transcript that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements include, without limitation, statements preceded by, followed by or including words such as: “aim”, “believe”, “anticipate”, “expect”, “intend”, “plan”, “view”, “target” or “estimate”, “may”, “will”, “should”, “predict”, “possible”, “potential”, “continue”, “strategy”, and similar expressions. For example, our forward-looking statements include statements regarding our expectations of the impact of changes in governmental fiscal and monetary stimulus on consumer spending; our expectations regarding trends in store traffic, basket size, market share and sales of discretionary and consumable products; our expectations regarding the potential impact of recent office and back to school openings on shopper mobility; our expectations regarding retail promotional activity and the factors that could affect the level of promotions; our expectations of continued uncertainty related to the COVID-19 pandemic, and other macroeconomic factors; our expectations of higher freight costs, including the impact of higher freight costs on our profitability and margins; our expectations concerning the duration and impact of shipping disruptions on our product mix, ability to obtain adequate merchandise on a timely basis and comparable store sales, and our efforts to mitigate the effects of such disruptions; our plans to prioritize certain inventory purchases such as seasonal and other items; our expectations regarding the potential for consumer awareness of any reduction in inventory of store merchandise due to shipping disruptions; our expectations regarding the ability of our ocean carriers to fulfill their contractual capacity commitments to us; our expectations regarding our increased use of ocean carriers charging higher spot market rates; our expectations regarding the impact of inflation on our store merchandise pricing, initial markup, inventory selection and costs, and margins; our expectations regarding our levels of shrink and merchandise markdowns; our plans and expectations concerning various initiatives, including the expansion of Dollar Tree Plus, Family Dollar H2 stores and Combo Stores (which are dependent on supply chain performance and continued store performance), and our expectations regarding the performance of such stores; our plans relating to new store openings and store renovations and relocations; the growth potential of our Combo Store initiative in rural and other demographic markets; our expectations regarding our real estate strategy and allocation of capital resources; our expectations regarding the rollout of frozen meats and fresh produce to our stores; our expectations of consumer demand and growth in store inventories for the third and fourth quarters of fiscal 2021; our expectations regarding the penetration of our digital omnichannel capabilities in fiscal 2022; and our other plans, objectives, expectations (financial and otherwise) and intentions. These statements are subject to risks and uncertainties. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in our Annual Report on Form 10-K filed March 16, 2021, our Form 10-Q for the most recently ended fiscal quarter and other filings we make from time to time with the Securities and Exchange Commission. We are not obligated to release publicly any revisions to any forward-looking statements contained in the transcript to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

Disclaimer
The information contained in the transcript furnished as Exhibit 99.1 is a textual representation of an audio recording of the fireside chat and while efforts are made to provide an accurate transcription, there may be material errors, omissions or inaccuracies in the reporting of the substance of the audio recording. The Company does not assume any responsibility for any investment or other decisions made based upon the information provided in this transcript. Users are advised to review the audio recording and the Company’s SEC filings before making any investment or other decisions. An archived recording of the fireside chat will be available for 30 days on the “Investor Relations” section of the Company’s website at www.dollartreeinfo.com/events-webcasts.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1     Transcript of Dollar Tree, Inc.'s fireside chat on September 10, 2021

104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: September 13, 2021	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer